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                                                                    Exhibit 10.3
                             INTERCREDITOR AGREEMENT

         This INTERCREDITOR AGREEMENT, dated as of June 2, 2003, is entered into among HARRIS TRUST AND SAVINGS BANK, as Senior Agent (as defined below), MANUFACTURERS AND TRADERS TRUST COMPANY, as trustee and collateral agent under the Indenture referred to below, and RENT-WAY, INC., a Pennsylvania corporation (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the financial institutions party to the Senior Credit Agreement referred to below as lenders and issuing banks, and Harris Trust and Savings Bank, as administrative agent and collateral agent for such lenders and issuing banks (in such capacity, the "Senior Agent") (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto and any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein the "Senior Credit Agreement"); and

         WHEREAS, the Borrower and Manufacturers and Traders Trust Company, as the trustee and the collateral agent (in its capacity as collateral agent, the "Trustee") under the Indenture referred to below, propose to enter into an Indenture, dated as of June 2, 2003 (as such Indenture may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the "Indenture") governing the rights and duties of the Borrower and its Subsidiaries under the 11 7/8% Senior Secured Notes due 2010 (the "Senior Secured Notes"); and

         WHEREAS, it is a condition precedent to the effectiveness of the Senior Credit Agreement that the Senior Agent (for itself and for the benefit of the Senior Lenders), the Trustee (for itself and for the benefit of the Noteholders) and the Borrower enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.        DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms defined in the Senior Credit Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Credit Agreement:

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         "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.

         "Business Day" shall mean any day other than Saturday, Sunday and a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

         "Common Collateral" shall mean all of the assets of the Borrower or any of its Subsidiaries whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

         "Comparable Noteholder Collateral Document" means, in relation to any Common Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document which creates a security interest in the same Common Collateral, granted by the Borrower or same Guarantor, as applicable.

         "Discharge of Senior Lender Claims" shall mean, except to the extent otherwise provided in Section 5.6, payment in full of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Credit Agreement and any other Future First-Lien Credit Facility or, with respect to Hedging Obligations or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement or such First-Lien Credit Facility, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder, and payment in full of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.

         "Excess Cash Flow Collateral Account" shall mean that certain securities account maintained by Trustee for the deposit of certain excess cash flow proceeds as required by Section 4.19 of the Indenture pursuant to an Account Control Agreement in the form attached as Exhibit A hereto.

         "Future First-Lien Credit Facility" shall mean any First-Lien Credit Facility (as defined in the Indenture) that is designated by the Borrower as a "First-Lien Credit Facility" for purposes of the Indenture and as permitted by the Indenture (other than the Senior Credit Agreement referenced in the recitals hereto), provided that the Required Lenders under any Senior Credit Agreement then in effect have consented to such designation.

         "Future Other First-Lien Obligations" shall mean all Obligations of the Borrower or any of its Subsidiaries in respect of cash management services or Hedging Obligations that are designated by the Borrower as "Credit Agreement Obligations" for purposes of the Indenture (other than any Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations), provided that the Required Lenders under any Senior Credit Agreement then in effect have consented to such designation.

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         "Guarantor" means each Subsidiary of the Borrower that is a guarantor of the Noteholder Claims.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (a) interest rate agreements, interest rate cap agreements, interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

         "Indebtedness" means, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances; (d) representing obligations in connection with Capital Leases; (e) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of other Persons secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of such Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness. Hedging Obligations shall not constitute Indebtedness, except to the extent they appear on the balance sheet of the Borrower or as included in the Indenture. Indebtedness of the Borrower and its Restricted Subsidiaries (as defined in the Indenture) shall not include any Indebtedness of the Borrower or any of its Restricted Subsidiaries that has been either satisfied and discharged or defeased through covenant defeasance or legal defeasance.

         "Indenture" shall have the meaning set forth in the recitals hereto.

         "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower or any Guarantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any Guarantor or with respect to any of their respective assets,
(c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or any Guarantor.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien or preference priority or other security agreement or other preferential arrangement whatsoever, including, without limitation, any right

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of setoff, any conditional sale or other title retention agreement, the interest of a lessor under a lease or any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

         "Noteholder Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them.

         "Noteholder Collateral" shall mean all of the assets of the Borrower or any Guarantor whether real, personal or mixed, in which the Noteholders or the Trustee or any of them now or hereafter holds a Lien as security for any Noteholder Claim.

         "Noteholder Collateral Documents" shall mean the Noteholder Security Agreement, the Noteholder Mortgages, and any document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise pursuant to which a Lien is granted by the Borrower or a Guarantor to secure the Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, extended, supplemented or modified from time to time.

         "Noteholder Documents" shall mean the Indenture, the Notes (as defined in the Indenture), the Noteholder Collateral Documents, any document or instrument evidencing any Obligations (as defined in the Indenture) under the Indenture and any other related document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise evidencing any Noteholder Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

         "Noteholder Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by the Borrower or any Subsidiary is granted to secure the Noteholder Claims or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, renewed, extended, supplemented or modified.

         "Noteholder Security Agreement" shall mean the Security and Pledge Agreement, dated as of June __, 2003, between the Borrower, the Guarantors and the Trustee, as the same may be amended, renewed, extended, supplemented or modified.

         "Noteholders" shall mean the Persons holding Noteholder Claims.

         "Obligations" shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any obligation for cash management services or Hedging Obligations.

         "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party,

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including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

         "Pledged Collateral" shall mean the "Pledged Notes" and the "Pledged Stock" under, and as defined in, the Security Agreement, cash and other items in lockbox accounts established pursuant to the Senior Lender Documents and the Excess Cash Flow Collateral Accounts, and any other property in the possession of the Senior Agent (or its agents or bailees).

         "Recovery" shall have the meaning set forth in Section 6.5 hereof.

         "Required Lenders" shall mean, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Borrower therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

         "Senior Agent" shall include, in addition to the Senior Agent referred to in the recitals hereto, the then acting collateral agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Agent under the Senior Credit Agreement, the Required Lenders.

         "Senior Credit Agreement" shall have the meaning set forth in the recitals hereto; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the Senior Credit Agreement referenced in the recitals hereto (without giving effect to Section 5.6), then, to the extent provided in Section 5.6, the term "Senior Credit Agreement" shall mean the Future First-Lien Credit Facility designated by the Borrower in accordance with the terms of such section.

         "Senior Lender Cash Management Obligations" means all Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Credit Facility) of the Borrower or any of its Subsidiaries in respect of cash management services.

         "Senior Lender Claims" shall mean (a) all Indebtedness outstanding under one or more of the Senior Lender Documents, including any Future First-Lien Credit Facilities, the Indebtedness under each of which (i) constitutes Permitted Debt (as defined in the Indenture) or is otherwise permitted by the Indenture and (ii) is designated by the Borrower as "Credit Agreement Obligations" for purposes of the Indenture, (b) all other Obligations not constituting Indebtedness of the Borrower or a Guarantor under the Senior Lender Documents or any such other Future First-Lien Credit Facility, including, without limitation, all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to

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the Senior Lender Claims (whether by or on behalf of any Borrower, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         "Senior Lender Collateral" shall mean all of the assets of the Borrower or any of the Borrower's Subsidiaries whether real, personal or mixed, in which the Senior Lenders or the Senior Agent or any of them now or hereafter holds a Lien as security for any Senior Lender Claim.

         "Senior Lender Collateral Documents" shall mean the Security Agreement, the Mortgages, and any Loan Document or other document or instrument pursuant to which a Lien is granted securing the Senior Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

         "Senior Lender Documents" shall mean the Senior Credit Agreement and each of the other Loan Documents (including, without limitation, each document or instrument evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation), all documents and instruments evidencing any other obligation under the Senior Credit Agreement or any Future First-Lien Credit Facility or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Senior Lender Claims, as any such document or instrument may from time to time be amended, renewed, restated, supplemented or otherwise modified.

         "Senior Lender Hedging Obligations" means Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Credit Facility) constituting Hedging Obligations of the Borrower or any of its Subsidiaries.

         "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Agent.

         "TIA" shall mean the Trust Indenture Act of 1939, as amended.

         "Trustee" shall include, in addition to the Trustee referred to in the recitals hereto, the then acting collateral agent under the Indenture and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Indenture, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

         "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

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SECTION 2.        LIEN PRIORITIES.

         Section 2.1. Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Trustee or the Noteholders on the Common Collateral or of any Liens granted to the Senior Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing the Senior Lender Claims now or hereafter held by the Senior Agent or the Senior Lenders shall be senior and prior to any Lien on the Common Collateral securing the Noteholder Claims; and (b) any Lien on the Common Collateral now or hereafter held by the Trustee or the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the Senior Lender Claims. All Liens on the Common Collateral securing the Senior Lender Claims shall be and remain senior to all Liens on the Common Collateral securing the Noteholder Claims for all purposes, whether or not such Liens securing the Senior Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor.

         Section 2.2. Prohibition on Contesting Liens. Each of the Trustee, for itself and on behalf of each Noteholder, and the Senior Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the Senior Lenders in the Senior Lender Collateral or by the Noteholders in the Common Collateral, as the case may be.

         Section 2.3. No New Liens. So long as the Discharge of Senior Lender Claims has not occurred, (a) the parties hereto agree that, after the date hereof, if the Trustee shall hold any Lien on any assets of the Borrower or any of its Subsidiaries securing the Noteholder Claims that are not also subject to the first-priority Lien of the Senior Agent under the Senior Lender Documents, the Trustee, upon demand by the Senior Agent, will either release such Lien or assign it to the Senior Agent as security for the Senior Lender Claims, and (b) the Borrower agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Borrower to grant a Lien on any of its assets, in favor of the Trustee or the Noteholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Senior Agent or the Senior Lenders.

SECTION 3.        ENFORCEMENT.

         Section 3.1. Exercise of Remedies. (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or Guarantor, (i) the Trustee and the Noteholders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender, the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee's letter or

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

similar agreement or arrangement to which the Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Trustee or any Noteholder; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Guarantor, the Trustee may file a claim or statement of interest with respect to the Noteholder Claims, and (B) the Trustee may take any action not adverse to the Liens on the Common Collateral securing the Senior Lender Claims in order to preserve or protect its rights in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Senior Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent or other representative appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

            (b) The Trustee, on behalf of itself and the Noteholders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in Section 3.1(a)(ii) above, the sole right of the Trustee and the Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.

            (c) Subject to the proviso in Section 3.1(a)(ii) above, (a) the Trustee, for itself or on behalf of the Noteholders, agrees that the Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Senior Agent under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (b) the Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights it or the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral.

         Section 3.2. Cooperation. Subject to the proviso in Section 3.1(a)(ii) above, the Trustee, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Senior

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Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents or otherwise.

SECTION 4.        PAYMENTS.

         Section 4.1. Application of Proceeds. As long as the Discharge of Senior Lender Claims has not occurred, the cash proceeds of Common Collateral received in connection with the sale of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement until Discharge of Senior Lender Claims has occurred. Upon Discharge of the Senior Lender Claims, the Senior Agent shall deliver to the Trustee any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

         Section 4.2. Payments Over. Any Common Collateral or proceeds thereof received by the Trustee or any Noteholder in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

SECTION 5.        OTHER AGREEMENTS.

         Section 5.1. Releases. (a) If in connection with:

                  (i) the exercise of the Senior Agent's remedies in respect of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Common Collateral;

                  (ii) any sale, lease, exchange, transfer or other disposition of Common Collateral permitted under the terms of the Senior Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 4.11 of the Indenture (Asset Sales); or

                  (iii) any agreement between the Senior Agent and the Borrower to release the Senior Agent's Lien on any portion of the Common Collateral or to release any Guarantor from its obligations under its guaranty of the Senior Lender Claims, unless an event of default exists under the Noteholder Documents or such release would be prevented by Section 5.1(a)(ii) above or the event giving rise to the agreement to release Common Collateral would cause an event of default under the Noteholder Documents other than

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

            the general covenant that the Borrower maintain a second priority lien on the collateral contemplated by the Indenture;

the Senior Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on any part of the Common Collateral (or any Guarantor from its obligations under its guaranty of the Senior Lender Claims), the Liens, if any, of the Trustee, for itself or for the benefit of the Noteholders, on such Common Collateral (and the obligations of such Guarantor under its guaranty of the Noteholder Claims) shall be automatically, unconditionally and simultaneously released and the Trustee, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the Senior Agent or the Borrower such termination statements, releases and other documents as the Senior Agent or the Borrower may request to effectively confirm such release.

            (b) The Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such holder or in the Senior Agent's own name, from time to time in the Senior Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release.

         Section 5.2. Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Senior Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to the Common Collateral shall be paid to the Senior Agent for the benefit of the Senior Lenders to the extent required under the Senior Credit Agreement and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct; provided, however, that from and after the Revolving Loan Commitment Termination Date, all such proceeds shall be paid to the Senior Agent for the benefit of the Senior Lenders until the Discharge of Senior Lender Claims has occurred and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of
Section 4.2.

         Section 5.3. Amendments to Noteholder Collateral Documents. (a) The Trustee agrees that each Noteholder Mortgage covering any Common Collateral shall contain such other language as the Senior Agent may reasonably request to reflect the subordination of such Noteholder Mortgage to the Mortgage covering such Common Collateral.

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

            (b) In the event the Senior Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Lender Collateral Document or changing in any manner the rights of the Senior Agent, the Senior Lenders, the Borrower or the Guarantors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by the Trustee, the Borrower or any Guarantor; provided, however, (i) that no such amendment, waiver or consent shall apply automatically to the Noteholder Collateral Documents if it (A) shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1, (B) increases the principal amount of Indebtedness under the Senior Credit Agreement to exceed the amounts of first priority lien indebtedness permitted pursuant to the Indenture (being (x) $60,000,000, (y) such additional amounts of up to $15,000,000 (pursuant to Section 4.8(b)(ix) of the Indenture to the extent such $15,000,000 is not incurred by Borrower outside of the Senior Credit Facility and (z) such additional amounts permitted under Section 4.8(b)(v) of the Indenture to the extent provided for in the Senior Credit Facility), (C) modifies any material remedy provided for under the Noteholder Collateral Documents, (D) secures indebtedness or obligations owed in favor of any other creditor or group of creditors except as contemplated by Section 6, or (E) changes the priority of or subordinates the Liens created under the Noteholder Collateral Documents, except as contemplated by Section 6, and (ii) notice of such amendment, waiver or consent shall have been given to the Trustee.

         Section 5.4. Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustee and the Noteholders may exercise rights and remedies as an unsecured creditor against the Borrower and its Subsidiaries in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement. In the event the Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies the Senior Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

         Section 5.5. Bailee for Perfection. (a) The Senior Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Security Agreement, subject to the terms and conditions of this Section 5.5.

            (b) Until the Discharge of Senior Lender Claims has occurred, the Senior Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender

Documents as if the Lien of the Trustee under the Noteholder Security Agreement did not exist. The rights of the Trustee shall at all times be subject to the terms of this Agreement and to the Senior Agent's rights under the Senior Lender Documents.

            (c) The Senior Agent shall have no obligation whatsoever to the Trustee or any Noteholder to assure that the Pledged Collateral is genuine or owned by the Borrower or one of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Trustee for purposes of perfecting the Lien held by the Trustee.

            (d) The Senior Agent shall not have by reason of the Noteholder Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Trustee or any Noteholder.

            (e) Upon the Discharge of Senior Lender Claims, the Senior Agent shall deliver to the Trustee the Pledged Collateral together with any necessary endorsements (or otherwise allow such Trustee to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

            (f) In addition to the foregoing, the parties hereby acknowledge and agree that the Excess Cash Flow Collateral Account has been established in the name of the Company and subject to the control of the Senior Agent for the Senior Lenders and the Trustee for the Noteholders to be maintained by Manufacturers and Traders Trust Company as securities intermediary and that the Senior Agent shall be deemed the "entitlement holder" as defined in Section 8-102(a)(7) of the New York UCC for benefit of the Senior Lenders and Trustee shall be deemed to be the "entitlement holder" (as so defined) on behalf of the Noteholders. By its execution of this agreement Senior Agent agrees to take all such actions and direct all "entitlement orders" (as defined in Section 8-102(8) of the New York UCC) as may be required to make such payments as required under
Section 4.19 of the Indenture to the extent permitted by Sections 4.5 and 8.21 of the Credit Agreement. In addition, upon the Discharge of the Senior Lender Claims, the Senior Agent shall take such actions as shall be necessary to terminate its Lien in and control over the Excess Cash Flow Collateral Account including issuance of entitlement orders as may be necessary to relinquish control over the Excess Cash Flow Collateral Account and to deliver such certificates or instruments representing or evidencing a portion of the Collateral that are not carried or credited in the Excess Cash Flow Collateral Account to the Trustee. In addition, the Company hereby grants to the Trustee for the benefit of the Holders control over the Excess Cash Flow Collateral Account and all securities, accounts and monies deposited therein effective on the relinquishment of control by the Senior Agent. The Company agrees to execute such additional instruments to confirm the Senior Agent's control over the Excess Cash Flow Collateral Account and all securities, accounts and monies deposited therein and confirm the status of the Senior Agent as a protected purchaser with respect to the Excess Cash Flow Collateral Account and collateral therein as provided in Section 8-3-3 of the New York UCC and to confirm the foregoing grant of control to the Trustee and confirm the status of Trustee to be a protected purchaser with respect to the Excess Cash Flow Collateral Account and collateral therein as provided in Section 8-3-3 of the New York UCC.

         Section 5.6. When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred the Borrower designates any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder in accordance with the terms of the Indenture, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new Senior Agent), the Trustee shall promptly deliver to the Senior Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Senior Agent to obtain control of such Pledged Collateral).

SECTION 6.        INSOLVENCY OR LIQUIDATION PROCEEDINGS.

         Section 6.1. Financing Issues. If any Borrower or Guarantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Agent shall desire to permit the use of cash collateral or to permit the Borrower to obtain financing under section 363 or section 364 of the Bankruptcy Code ("DIP Financing"), then the Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to Senior Lender Claims under this Agreement.

         Section 6.2. Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Trustee, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Senior Agent and the Required Lenders.

         Section 6.3. Adequate Protection. The Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Senior Agent or the Senior Lenders for adequate protection or (b) any objection by the Senior Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Senior Agent or the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then the Trustee, on behalf of itself or any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this

Agreement, and (ii) in the event the Trustee, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Trustee, on behalf of itself or any of the Noteholders, agrees that the Senior Agent shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement.

         Section 6.4. No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Trustee or any of the Noteholders, including, without limitation, the seeking by the Trustee or any Noteholder of adequate protection or the asserting by the Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise.

         Section 6.5. Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount (a "Recovery"), then the Senior Lender Claims shall be reinstated to the extent of such Recovery and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

SECTION 7.        RELIANCE; WAIVERS; ETC.

         Section 7.1. Reliance. The consent by the Senior Lenders to the execution and delivery of the Noteholder Documents and the grant to the Trustee on behalf of the Noteholders of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Borrower shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Senior Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

         Section 7.2. No Warranties or Liability. The Trustee, on behalf of itself and Noteholders, acknowledges and agrees that each of the Senior Agent and the Senior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Agent nor any Senior Lender shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower (including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

         Section 7.3. No Waiver of Lien Priorities. (a) No right of the Senior Lenders, the Senior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or the Guarantors or by any act or failure to act by any Senior Lender or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Lenders, or any of them, may have or be otherwise charged with;

            (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents), the Senior Lenders, the Senior Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Trustee or any Noteholder, without incurring any liabilities to the Trustee or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

                  (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of the Borrower or any Guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the Senior Lender Claims), without any restriction as to the amount, tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Lenders, the Senior Lender Claims or any of the Senior Lender Documents;

                  (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Borrower or any Guarantor to the Senior Lenders or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;

                  (iii) settle or compromise any Senior Lender Claim or any other liability of the Borrower or any Guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Lender Claims) in any manner or order; and

                  (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower and the Senior Lender Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof;

provided, however, that nothing contained in this Section 7.3(b) is intended as a waiver or modification by the Trustee or any Noteholder of the terms and conditions of the Noteholder Documents.

            (c) The Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Senior Agent shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Senior Agent, arising out of any and all actions which the Senior Lenders or the Senior Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Senior Lender Collateral. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Senior Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise; and

            (d) The Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

         Section 7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Lenders and the Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Senior
            Lender Documents or any Noteholder Documents;

                  (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

                  (c) any exchange of any security interest in any Common
            Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

                  (d) the commencement of any Insolvency or Liquidation
            Proceeding in respect of the Borrower or any Guarantor; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or Guarantor in respect of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

SECTION 8.        MISCELLANEOUS.

         Section 8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

         Section 8.2. Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Senior Lender Claims on the faith hereof. The Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

         Section 8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Trustee or the Senior Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the consent of the Trustee or the Senior Agent, as applicable, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Borrower or any Guarantor hereunder shall be made without the consent of the Borrower.

         Section 8.4. Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Agent and the Senior Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Senior Agent and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

         Section 8.5. Section 8.5. Subrogation. The Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

         Section 8.6. Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate. The subordination of the Liens of the Noteholders and other agreements of the Trustee will not be affected by any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

         Section 8.6. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         Section 8.7. Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee and the Senior Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         Section 8.8. Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Senior

Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

         Section 8.9. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

         Section 8.10. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agent, the Senior Lenders, the Trustee, the Noteholders and their respective permitted successors and assigns.

         Section 8.11. Specific Performance. The Senior Agent may demand specific performance of this Agreement. The Trustee, on behalf of itself and the Noteholders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent.

         Section 8.12. Compliance With TIA. Nothing contained herein shall impair the ability of the Trustee to take any action necessary to comply with any obligations imposed under applicable law, including without limitation, the TIA.

         Section 8.13. Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

         Section 8.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

         Section 8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

         Section 8.16. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.

         Section 8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include any Borrower or Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       SENIOR AGENT:

                                       HARRIS TRUST AND SAVINGS BANK,
                                          as Senior Agent

                                             /s/ Thad Rasche
                                       By: ____________________________________

                                                 Thad Rasche
                                           Name: ______________________________

                                                  Vice President
                                           Title: _____________________________


                                       Address:

                                       111 West Monroe Street
                                       Chicago, Illinois 60603
                                       Attention: Thad Rasche
                                       Telecopy no.: (312) 461-5739

\
                                       TRUSTEE:

                                       MANUFACTURERS AND TRADERS TRUST
                                          COMPANY, as Collateral Agent

                                            /s/ Russell T. Whitley
                                       By: _____________________________________

                                                 Russell T. Whitley
                                           Name: _______________________________

                                                  Assistant Vice President
                                           Title: ______________________________

                                       Address:

                                       One M&T Plaza
                                       Buffalo, NY 14203
                                                  Corporate Trust Department
                                       Attention: ______________________________
                                       Telecopy no.: (716) 842-5602

                                       RENT-WAY, INC.

                                       By: /s/ William E. Morgenstern
                                           _____________________________________
                                           Name:  William E. Morgenstern
                                                  ______________________________
                                           Title: Chief Executive Officer
                                                  ______________________________

                                       Address:

                                       One Rent Way Place
                                       Erie, Pennsylvania 16505
                                       Attention: Chief Financial Officer
                                       Telecopy no.: (814) 455-5378

                      EXHIBIT A TO INTERCREDITOR AGREEMENT
                            ACCOUNT CONTROL AGREEMENT

         This Account Control Agreement (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is by and among Rent-Way, Inc., a Pennsylvania corporation (the "Company"), Manufacturers and Traders Trust Company (the "Bank") and Harris Trust and Savings Bank, as administrative agent and secured party (in such capacity, the "Administrative Agent").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Account. (a) The Company hereby notifies you (the "Bank") that the Company has granted a security interest in, and has transferred control over, account no. __________ maintained with the Bank (the "Account") to the Administrative Agent. The Account is registered on the books and records of the Bank in the name of "Rent-Way Excess Cash Flow Collateral Account". The Company hereby irrevocably directs Bank to, and the Bank hereby agrees that it will, comply with all entitlement orders (as such term is defined in the UCC) and other instructions originated by the Administrative Agent concerning the Account and all financial assets, cash, and other property on deposit therein or otherwise held therein (the "Account Collateral") without further consent by the Company. In addition, the Company, the Administrative Agent and the Bank agree that until such time as the Administrative Agent shall have delivered to the Bank a direction notice in substantially the form of Exhibit A hereto (the "Direction Notice"), the Bank is hereby authorized to:

                  (i) follow its usual operating procedures for crediting funds to the Account, except as modified by this Agreement;

                  (ii) charge the Account for all returned funds, service charges, and other fees and charges associated with the Account;

                  (iii) follow its usual procedures in the event the Account or any monies, financial assets or other property credited thereto should be or become the subject of any writ, levy, order or other similar judicial or regulatory order or process;

                  (iv) permit the Company to operate and transact business through the Account in its normal fashion; provided that the Bank shall neither accept nor comply with any entitlement order from the Company requiring a free delivery of any financial asset from the Account or deliver any such financial asset to the Company nor pay any free credit balance or other amount owing from the Bank to the Company with respect to the Account or the Account Collateral except in accordance with the Intercreditor Agreement; and

                  (v) permit the Company and the Administrative Agent to obtain upon request any information relating to the Account, including, without limitation, any information regarding the balance or activity of the Account.

         (b) Following delivery by the Administrative Agent of a Direction Notice, the Bank shall take sole and exclusive instruction from the Administrative Agent as to the disposition of all amounts deposited in the Account, and the Bank shall not comply with any entitlement order or other request or direction by the Company or any other person with respect to the Account or the Account Collateral.

         (c) The Account is either a "securities account" (as defined in Section 8-501 of the Uniform Commercial Code (the "UCC")) or a "deposit account" (as defined in Section 9-102(a)(29) of the UCC)). To the extent the Account is a securities account, each item of property (whether constituting investment property, a financial asset, a security, an instrument or cash) shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to the Account shall be registered in the name of the Bank, indorsed to the Bank or in blank or credited to another securities account maintained in the name of the Bank, and in no case will any financial asset credited to the Account be registered in the name of the Company or its affiliates, payable to the order of the Company or its affiliates or specially indorsed to the Company or its affiliates except to the extent the foregoing have been specially indorsed to the Bank or in blank.

         (d) The Company and Administrative Agent acknowledge that Bank has been granted a security interest in the Account pursuant to that certain Indenture dated June 2, 2003 from the Company securing the repayment of the 11-7/8ths Senior Secured Notes Due 2010 and ("Indenture") and related security agreements which liens and security interests have been expressly subordinated to the lien and security interests granted to the Administrative Agent in accordance with that certain Intercreditor Agreement dated as of June 2, 2003 by and among Administrative Agent, Bank and the Company ("Intercreditor Agreement"). Pursuant to said Intercreditor Agreement the Administrative Agent has agreed to issue entitlement orders (Direction Notices hereunder) as may be required to make certain payments under the Indenture.

         (e) The Bank hereby confirms that except for the liens and security interests of the Bank as Trustee for the Noteholders under the Indenture which have been made expressly subordinate to the liens and security interests of the Administrative Agent pursuant to the Intercreditor Agreement
(i) there are no other agreements entered into between the Bank, on the one hand, and the Company or any of their affiliates, on the other hand, with respect to the Account, (ii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Account and/or any property credited thereto pursuant to which the Bank has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person, (iii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Administrative Agent, the Company, or any of their affiliates purporting to limit or condition the obligation of the Bank to comply with entitlement orders or instructions and (iv) except for the claims and interests of the Administrative Agent, and the Company in the Account, the Bank does not know of any lien on, or claim to, or interest in, the Account or in any financial asset (as defined in Section 8-102(a) of the UCC) credited thereto. The Bank shall give the Administrative Agent prompt written notice of any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or in any financial asset carried therein.

         (f) The Bank shall not change the name, location or account number of the Account without the prior written consent of the Administrative Agent.

         2. Other Agreements. The Bank shall not be deemed to have any knowledge (imputed or otherwise) of: (i) any of the terms or conditions of any other agreement (any "Other Agreement") involving the Administrative Agent and the Company or (ii) any breach of any term or condition of any Other Agreement. The Bank has no obligation to inform any person of any such breach or take any action in connection with any of the foregoing, except such actions regarding the Account as are specified in this Agreement. The Bank is not responsible for the effectiveness, enforceability, genuineness or validity of any provision of the Other Agreements or for the observance or performance of any of the terms or conditions thereof.

         3. Set-Off; Etc. The Bank hereby agrees that it shall not exercise any right of set-off, banker's lien or any other right in favor of any person other than the Administrative Agent with respect to the Account except as expressly provided herein, until it has been advised in writing by Administrative Agent that all amounts due and owing by the Company under the Credit Agreement dated as of June 2, 2003 by and among the Company, the Guarantors from time to time Parties thereto, the Lenders from time to time Parties thereto and Harris Trust and Savings Bank, as Administrative Agent and National City Bank, as Syndication Agent and BMO Nesbitt Burns, as Lead Arranger ("Credit Agreement") have been paid in full. The Administrative Agent shall notify Bank promptly in writing upon payment in full of all such obligations, and this Agreement shall automatically terminate upon receipt of such notice. All expenses for the maintenance and administration of the Account are the responsibility of the Company. The Company, the Bank and the Administrative Agent agree that the Bank may debit the Account for (i) any items deposited in the Account which may be returned and (ii) all customary service charges and fees, to the extent that the same is not paid by the Company within thirty (30) days after the due date thereof.

         4. Indemnification. The Company agrees to indemnify and hold the Bank harmless against actual loss incurred by the Bank with respect to this Agreement, including, without limitation: (i) any funds which are returned for any reason and (ii) any failure of the Company to pay any invoice or charge of the Bank for services with respect to the Agreement or the Account or any amount owing to the Bank from the Company or the Administrative Agent under this Agreement. The Company shall indemnify the Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney's fees and any fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement, the Account or any funds on deposit in the Account; provided that this Section 4 shall not apply to any cost or damage attributable to the gross negligence or willful misconduct of the Bank or its officers, agents or employees. The Company also agrees to pay to the Bank, upon receipt of the Bank's invoice, all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by the Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder including, but not limited to, any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce the Bank's rights in a case arising under Title 11, United States Code.

The Company agrees to pay the Bank, promptly upon receipt of the Bank's invoice, all reasonable costs, expenses and attorneys' fees incurred by the Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). The Company's obligations under this Section 4 shall survive termination of this Agreement.

         5. Limitation of Liability. The Bank shall not be liable to the Company or the Administrative Agent for any expense, claim, loss, damage or cost (collectively, "Damages") arising out of or relating to its performance under this Agreement, other than those Damages which result directly from its acts or omissions (including acts or omissions of its officers, agents or employees) constituting negligence.

         6. Failure to Perform. The Bank will excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Bank, if such failure or delay is caused by circumstances beyond the Bank's reasonable control, including, but not limited to, legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure.

         7. Termination. The Administrative Agent may terminate this Agreement by written notice to the Bank, with a copy to the Company, no later than ten (10) days prior to the termination date specified in such notice. The Bank may terminate this Agreement by written notice to the Administrative Agent, with a copy to the Company, no later than sixty (60) days prior to the termination date specified in such notice. Upon receipt of such notice, whether or not a default exists under the agreement between the Company and the Administrative Agent, the Administrative Agent is hereby authorized to issue a Direction Notice and take such steps as the Administrative Agent may require to protect its security interest in the Account Collateral, including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of the Administrative Agent or its designee. No such termination shall affect any claim or cause of action of any party hereto that existed under this Agreement prior to, or at any time of, such termination.

         8. Notices. Any notice under this Agreement shall be given (i) in writing through first class United States or express mail service, charges prepaid by the person giving such notice or (ii) by telecopy and confirmed in writing in accordance with clause (i) of this Section 8. All other notices required or permitted to be given under this Agreement shall be given by any commercially reasonable means. Except as otherwise provided in this Agreement or by applicable law, all notices shall be effective when delivered. Each written notice given pursuant to this Agreement shall be addressed to the address of such person specified below. The Administrative Agent, the Company, and the Bank may each change the address for service of notice upon it by a notice in writing to the others.

                  If to the Company:

                           Rent-Way, Inc.
                           One Rent-Way Place
                           Erie, Pennsylvania 16505
                           Attn: Chief Financial Officer
                           Telephone: (814) 455-5378
                           Telecopy: (814) 461-5401

                  If to the Administrative Agent:

                           Harris Trust and Savings Bank
                           111 West Monroe Street
                           Chicago, Illinois   60603
                           Attention: Thad Rasche
                           Telecopy: (312) 461-5225
                           Telephone: (312) 461-573

                  If to the Bank:

                           Manufacturers and Traders Trust Company
                           One M&T Plaza
                           Buffalo, NY 14203
                           Telephone: (716) 842-5602
                           Telecopy: (716) 842-4474
                           Attention: Corporate Trust Department

         9. Amendments and Waivers. The provisions of this Agreement may not be amended, supplemented or otherwise modified or waived without the prior written consent of each party hereto.

         10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         11. No Extension of Credit. Nothing in this Agreement constitutes a commitment of the Bank, or otherwise obligates the Bank, to extend any credit to the Administrative Agent, or the Company, nor shall any course of dealing between or among the Company, the Administrative Agent or the Bank be deemed to be, or constitute, any such commitment or obligation.

         12. Availability of Funds. The availability of funds contemplated by this Agreement will be in accordance with the Bank's then current applicable availability policy or, if such funds are not subject to such policy, upon such funds becoming final and irrevocable funds. Even if an account statement for the Account shows such funds have been credited to the Account, the Bank may delay credit on its books for such funds in accordance with the Bank's then current applicable availability policy. Anything in this Agreement or in any course of dealing between or among the Company, the Administrative Agent or the Bank to the contrary notwithstanding, the

Bank, upon prompt written notice to the Company and the Administrative Agent (as permitted by any applicable laws, regulations, rules and operating circulars of governmental agencies, funds transfer and clearing house rules and clearing arrangements, whether or not the Bank is party thereto (the "Rules")), may change the time in which funds deposited in the Account become available to the Administrative Agent or the Company, provided such change does not extend such time beyond the maximum, if any, permitted by the applicable Rules.

         13. Taxes. The Company, is responsible for all tariffs, duties and taxes (excluding United States Federal and state taxation on the overall net income of the Bank) imposed by any government or governmental agency in connection with this Agreement, however designated, levied or based, including without limitation, state and local lease, personal, sales and use taxes.

         14. Assignments. This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. No party hereto may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto; provided that the Bank may freely assign its rights and obligations if this Agreement to any successor by merger of the Bank or to any entity that is directly or indirectly (i) in control of the Bank, (ii) under the control of the Bank or (iii) under common control with the Bank.

         15. Other Agreements and Services. Except as specifically set forth in this Agreement, nothing in this Agreement limits or otherwise affects: any other agreement now or hereafter existing between the Company and its affiliates and the Bank relating to any other financial services provided by the Bank to the Company or its affiliates or the Bank's right to accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Company or its affiliates. This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

         16. Representations and Warranties. Each of the parties hereto represents and warrants that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) it has the requisite power and authority to execute, deliver and perform its obligations under this Agreement, (iii) this Agreement has been duly authorized, executed and delivered by it and (iv) this Agreement constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar process, whether considered in a proceeding in law or at equity.

         17. Counterparts. (a) This Agreement may be executed by the Administrative Agent, the Company and the Bank individually or in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         (b) The parties hereto unconditionally and irrevocably waive any right to trial by jury in any legal proceeding relating to any dispute arising under this Agreement.

         Please agree to the terms of this Account Control Agreement by signing in the space provided below.

                                        Very truly yours,

                                                                       EXHIBIT A

                           [FORM OF DIRECTION NOTICE]

                             _______________, 20___

[Name and Address of Lockbox Bank]

         Re:                   Account No._______

Ladies and Gentlemen:

         Reference is hereby made to that certain Account Control Agreement, dated as of _______, 2003 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"), by and among [______________], and you. Capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Agreement.

         This is a Direction Notice referred to in the Agreement. We hereby give you notice that, on and after the date hereof, you shall take sole and exclusive instruction from the Administrative Agent as to the disposition of the Account and financial assets and funds credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders or instructions with respect to the Account or the financial assets and funds credited thereto from any person other than the Administrative Agent, unless otherwise ordered by a court of competent jurisdiction.

         Kindly acknowledge your receipt and understanding of this letter and its terms in the space provided below.

                                        Very truly yours,

                                        [____________], as Administrative Agent

                                        By: ____________________________________
                                           Name:
                                           Title:

Accepted and agreed:

[BANK]

By: _________________________________
   Name:
   Title: